GUINNESS ATKINSON FUNDS

SUPPLEMENT DATED SEPTEMBER 17, 2013
to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented July 26, 2013

Notice to Existing and Prospective Shareholders of the Guinness Atkinson Asia Focus Fund, Guinness Atkinson Asia Pacific Dividend Fund, Guinness Atkinson China & Hong Kong Fund (the “Asia Focus Fund, Asia Pacific Dividend Fund, and the China & Hong Kong Fund”):

James Weir is no longer a portfolio manager of the Asia Focus Fund, Asia Pacific Dividend Fund, and the China & Hong Kong Fund.  All references in the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2013 to James Weir are hereby removed.

Notice to Existing and Prospective Shareholders of the Guinness Atkinson Global Energy Fund (the “Global Energy Fund”):

Jonathan Waghorn has been added as a portfolio manager to the Global Energy Fund.  Accordingly, the following disclosure is added to page 3 of the Summary Prospectus and page 19 of the Prospectus:

Jonathan Waghorn is a co-manager of the Fund since September 9, 2013.

The table under “Management of the Funds” on page 57 of the Prospectus is hereby amended by adding the following:

Portfolio Manager	Business Experience During the Past Five Years
Jonathan Waghorn Global Energy Fund
Jonathan Waghorn is the co- manager of Global Energy Fund (since September 9, 2013).  He joined Guinness AtkinsonTM in September 9, 2013.  Mr. Waghorn was employed as co-portfolio manager of the Investec Global Energy Fund from 2008 to 2012, succeeding Tim Guinness who managed the fund from 1998 to 2008. Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team.   Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.

The section titled “Portfolio Managers” beginning on page 50 of the SAI is amended by adding the following:

The following table shows information regarding other accounts managed by Jonathan Waghorn as of September 13, 2013:

Portfolio Manager	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Jonathan Waghorn	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$203 million	1	$3 million
	Other Accounts	0	$0	0	$0

Fund Ownership

As of September 13, 2013, Jonathan Waghorn did not own shares of the Funds.

Compensation

Jonathan Waghorn is employed by the Advisor and is remunerated with an annual fixed salary and with a variable bonus that is discretionary.

Please file this Supplement with your records.

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